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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 1998

                        KENTEK INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                            3577                          22-2406249
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)     Classification Code Number)        Identification Number)

2945 Wilderness Place, Boulder, CO                                              80301
(Address of principal executive offices)                                      (Zip code)

       Registrant's telephone number, including area code: (303) 440-5500






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Item 5. Other Events.

            (c)   Exhibits.

                  99.1. On November 6, 1998 the Company announced restructuring, copy of Press release of November 6, 1998 attached.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 11, 1998            KENTEK INFORMATION SYSTEMS INC.




                                    By:/s/ Vicky S. Hammond
                                       --------------------------------
                                    Title:  Chief Financial Officer










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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   16.2.               Press release of November 6, 1998.